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                                                                   Exhibit 10.17


                                DEPOSITARY SHARES
EACH REPRESENTING 1/10 OF A SHARE OF 101/2% CLASS A CUMULATIVE PREFERRED SHARES,
     SERIES 2002-A (LIQUIDATION PREFERENCE $250, OR $25 PER DEPOSITARY SHARE

                             UNDERWRITING AGREEMENT
                               STANDARD PROVISIONS

                                                                 October 1, 2002

A.G. EDWARDS & SONS, INC.
One North Jefferson Avenue
St. Louis, Missouri 63103

         The undersigned, Boykin Lodging Company, an Ohio corporation that has elected to be taxed as a real estate investment trust (the "Company"), hereby confirms the Company's agreement with you as follows:

         From time to time the Company proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex A hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to you (the "Underwriters") and if applicable, to the firms named in the applicable Pricing Agreement (in such case, such firms and you shall be referred to as the "Underwriters" and you and any other Underwriters designated by you shall be referred to as the "Representatives" of the several Underwriters and shall act on behalf of the Underwriters) certain depositary shares each representing 1/10 of a share in 10 1/2% Class A Cumulative Preferred Shares, Series 2002-A, without par value, (the "Depositary Shares"), specified in such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Shares").

         The Pricing Agreement, including the provisions incorporated therein by reference, is herein referred to as the "Underwriting Agreement." Unless otherwise defined herein, terms defined in the Pricing Agreement are used herein as therein defined.

         This Underwriting Agreement Standard Provisions shall not be construed as an obligation of the Company to sell any Depositary Shares or as an obligation of the Underwriters to purchase any Depositary Shares. The obligation of the Company to issue and sell any Depositary Shares and the obligation of the Underwriters to purchase any Depositary Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of such Designated Shares, the initial public offering price of such Designated Shares, the purchase price to the Underwriters of such Designated Shares, the other Underwriters, if any, and any Representatives of the Underwriters, and the number of Option Shares (as defined herein), and shall set forth the date of delivery of such Designated Shares. The Pricing Agreement shall also specify any additional terms of the offering to which it pertains. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or other electronic communications satisfactory to the parties which produce a record of communications transmitted.

         1. DESCRIPTION OF DESIGNATED SHARES. The Company proposes to issue and sell to the Underwriters the number of Designated Shares designated as "Firm Shares" in any applicable Pricing Agreement (the "Firm Shares"), as provided in
Section 2 of this Agreement. Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further proposes to grant to the Underwriters the right to purchase up to the additional number of Designated Shares designated as "Option Shares" in the Pricing Agreement (the "Option Shares"), as provided in Section 3 of this Agreement.

         2. PURCHASE, SALE AND DELIVERY OF FIRM SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, pursuant to each Pricing Agreement the Company will agree to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, will agree (a) to purchase from the Company at the purchase price per share set forth in the Pricing



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Agreement, the number of Firm Shares set forth opposite the name of the
Underwriter in a schedule to the applicable Pricing Agreement and (b) to purchase from the Company any additional number of Option Shares which the Underwriters may become obligated to purchase pursuant to Section 3 hereof.

         The Company will deliver definitive certificates for the Firm Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon, for the accounts of the Underwriters against payment to the Company of the purchase price for the Firm Shares sold by it to the several Underwriters by wire transfer of immediately available funds payable to the order of the Company as specified in such Pricing Agreement, at 9:00 a.m. St. Louis time on the date specified in such Pricing Agreement or at such other place and time and date as the Underwriters and the Company may agree upon in writing, such date being herein called the "Closing Date."

         The certificates for the Firm Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least forty-eight hours prior to the Closing Date.

         The Company shall deliver the items required to be delivered by it by
Section 6 of this Agreement at 9:00 a.m. St. Louis time on the Closing Date at the offices of Bryan Cave LLP, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102 or at such other place, time and date as the Underwriters and the Company may agree upon in writing.

         Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Underwriters of the release of such Designated Shares it is understood that the Underwriters propose to offer the Designated Shares to the public upon the terms and conditions set forth in the Prospectus (hereinafter defined), as amended or supplemented.

         3. PURCHASE, SALE AND DELIVERY OF THE OPTION SHARES. If set forth in the applicable Pricing Agreement, the Company will grant options to the Underwriters to purchase from it the Option Shares, respectively, on the same terms and conditions as the Firm Shares; provided, however, that such options may be exercised only for the purpose of covering any over-allotments that may be made by them in the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

         The options will be exercisable by the Underwriter, or in the case of multiple Underwriters, by the several Underwriters by the Representatives, at any time, and from time to time, before the expiration of 30 days from the date of the applicable Pricing Agreement (or, if such day shall be a Saturday or Sunday or a holiday, on the next day thereafter when the New York Stock Exchange is open for trading), for the purchase of all or part of the Option Shares covered thereby, by notice given by you to the Company in the manner provided in
Section 11 hereof, setting forth the number of Option Shares as to which you are exercising the options. The date of delivery of said Option Shares shall be three business days after such notice unless otherwise agreed to by the parties. You may terminate the options at any time, as to any unexercised portion thereof, by giving written notice to the Company to such effect.

         In the case of multiple Underwriters, the Representatives shall make such allocation of the Option Shares as required to eliminate fractional shares. Delivery of the Option Shares with respect to which the options shall have been exercised shall be made to or upon your order at Edwards' Office, or at such other place as you and the Company may mutually agree upon, against payment by you of the per share purchase price to the Company by wire transfer of immediately available funds payable to the order of the Company as specified in such Pricing Agreement, at 9:00 a.m. St. Louis time on the date of delivery of the Option Shares or at such other place and time and date as the Underwriters and the Company may agree upon in writing, such date being herein called the "Option Closing Date."


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         The certificates for the Option Shares so to be delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least forty-eight hours prior to the Option Closing Date.

         At 9:00 a.m. on the Option Closing Date, the Company shall provide the Underwriters such representations, warranties, agreements, opinions, letters, certificates and covenants required to be delivered with respect to the Option Shares as are required to be delivered on the Closing Date with respect to the Firm Shares or as otherwise required to be delivered by Section 6 of this Agreement at the offices of Bryan Cave LLP, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102 or at such other place, time and date as the Underwriters and the Company may agree upon in writing.


         4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. (a) The Company represents and warrants to and agrees with each Underwriter that (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement and the Prospectus, each as amended or supplemented to each such date) as of each date of any Pricing Agreement, as of each date the Company issues and delivers Designated Shares (including Option Shares) and as of each date the Registration Statement or the Prospectus is amended or supplemented with respect to offerings of securities pursuant to this Agreement.

            (i) The Company has prepared, pursuant to and in conformity in all material respects with the requirements of the Securities Act 1933, as amended (the "1933 Act"), and the rules and regulations thereunder (the "1933 Act Rules and Regulations") of the Securities and Exchange Commission (the "SEC"), and has filed with the SEC a registration statement on Form S-3 (File No. 333-39369) which has been declared effective, including a prospectus relating to common shares, warrants, preferred shares and depositary shares of the Company, for registration of the Depositary Shares under the 1933 Act and the offering thereof from time to time in accordance with Rule 415 of the 1933 Act Rules and Regulations. The Company and the offering of the Depositary Shares in the registration statement meet the requirements for use of Form S-3 under the 1933 Act. Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Depositary Shares and in connection with which this Agreement is included or incorporated therein by reference as an exhibit) including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended, the 1933 Act or otherwise, are referred to herein as the "Registration Statement." The term "Registration Statement" also means the registration statement as amended by a post-effective amendment and includes any abbreviated registration statement prepared and filed with the SEC in accordance with Rule 462(b) under the 1933 Act (an "Abbreviated Registration Statement"). The time at which the Registration Statement became effective is referred to herein as the "Effective Date." The Company proposes to prepare and file with the SEC from time to time, pursuant to Rule 424 under the 1933 Act, supplements to the prospectus (each a "Prospectus Supplement") included in the Registration Statement that will describe the issuances of Designated Shares pursuant to Pricing Agreements, the sale and plan of distribution of the Designated Shares and additional information concerning the Company and its business. The Company may, from time to time, prepare and file with the SEC, pursuant to Rule 430 or 430A under the 1933 Act Rules and Regulations, a preliminary Prospectus Supplement (each a "Preliminary Prospectus") containing the prospectus included as part of the Registration Statement, as supplemented by a preliminary Prospectus Supplement, and including the documents incorporated in such prospectus by reference, relating to the Depositary Shares. The prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as supplemented by any Preliminary Prospectus or Prospectus Supplement, in the form filed by the Company with the SEC is herein called the "Prospectus." For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall mean amendments or supplements to the Registration Statement or the Prospectus, as the case may be as well as documents filed after the date of this Agreement and incorporated by reference therein as described above.


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            (ii) Neither the SEC nor any state or other jurisdiction or other regulatory body has issued, and neither is, to the knowledge of the Company, threatening to issue, any stop order under the 1933 Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of any Prospectus Supplement, Preliminary Prospectus or the Prospectus or suspending the qualification or registration of the Depositary Shares for offering or sale in any jurisdiction nor, to the knowledge of the Company, instituted or threatened to institute proceedings for any such purpose. The Prospectus and each Prospectus Supplement or Preliminary Prospectus, as of the applicable date of issue, and the Registration Statement and any amendments thereto as of the applicable effective date, contain or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the 1933 Act and the 1933 Act Rules and Regulations. Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and neither the Prospectus, any Prospectus Supplement, nor Preliminary Prospectus, at the applicable date of issue, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement, any Preliminary Prospectus, any Prospectus Supplement, or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company relating to the Underwriters by or on behalf of the Underwriters expressly for use in the preparation thereof (as provided in the Pricing Agreement). There is no contract or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the SEC, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations adopted by the SEC thereunder (the "1934 Act Rules and Regulations"), except for the untimely filing of two material contract exhibits (the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and the Amendment to Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P.) which exhibits were filed with the SEC on From 8-K on August 29, 2002 and which do not adversely affect the Company's eligibility to use of Form S-3 for the offering of the Designated Shares. Any future documents incorporated by reference so filed, when they are filed, will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Rules and Regulations; no such incorporated document contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Date, each such incorporated document did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (iii) This Agreement has been and any applicable Pricing Agreement shall be duly authorized, executed and delivered by the Company and this Agreement constitutes and any Pricing Agreement shall constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (the "Exceptions").

            (iv) The Company and its "subsidiaries" (as defined in Section 4(a)(vii) hereof) have been duly incorporated or organized and are validly existing as corporations or organizations in good standing under the laws of the states or other jurisdictions in which they are incorporated or organized, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Prospectus and, with respect to the Company, to execute and deliver, and


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         perform the Company's obligations under, this Agreement and under any applicable Pricing Agreement; the Company and its subsidiaries are duly qualified to do business as foreign corporations or organizations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect. The term "Material Adverse Effect" as used herein means any material adverse effect on the financial condition, net worth, business, affairs, management, results of operations or cash flow of the Company and its subsidiaries, taken as a whole.

            (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth in the Prospectus and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries which would give rise to a Material Adverse Effect, or any development involving a prospective Material Adverse Effect, otherwise than as set forth in the Prospectus.

            (vi) The issuance and sale of the Depositary Shares pursuant to a Pricing Agreement and the execution, delivery and performance by the Company of this Agreement and the applicable Pricing Agreement, and the consummation of the transactions herein or therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject or violate any statute, rule, regulation or other law, or any order or judgment, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except to such extent as, individually or in the aggregate, does not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Company's articles of incorporation or code of regulations; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the applicable Pricing Agreement, the issuance and sale of the Depositary Shares pursuant to a Pricing Agreement or the consummation of the transactions contemplated hereby or thereby, except such as have been, or will be prior to an applicable Closing Date, obtained under the 1933 Act or as may be required by the New York Stock Exchange ("NYSE") and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters.

            (vii) The Company has duly and validly authorized capital stock as set forth in the Prospectus; the Designated Shares, when issued, will conform, to the description thereof in the Prospectus and the Preferred Shares underlying the Depositary Shares have been, or, when issued and paid for in the manner described herein and in the applicable Pricing Agreement will be, duly authorized, validly issued, fully paid and non-assessable; and the issuance of the Depositary Shares to be purchased from the Company hereunder is not subject to registration, preemptive or other similar rights, or any restriction upon the voting or transfer thereof (except for those rights and restrictions relating primarily to the Company's status as a REIT as described in Section 4(a)(xxiii) hereof, as set forth in the Company's articles of incorporation or in the Company's shareholder rights plan) pursuant to applicable law or the Company's articles of incorporation, code of regulations or other governing documents or any agreement to which the Company or any of its subsidiaries is a party or by which any of them may be bound. All corporate action required to be taken by the Company for the authorization, issuance and sale of the Depositary Shares pursuant to a Pricing Agreement will have been duly and validly taken prior to the date of the applicable Pricing Agreement. Except as disclosed in the Prospectus, there are no outstanding subscriptions, rights, warrants,


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         options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company. The Company has no subsidiaries (collectively, "subsidiaries") other than Hunt Valley Leasing, Inc. and those identified in Exhibit 21 to the Company's last filed Annual Report on Form 10-K ("Exhibit 21"). The Company owns all of the outstanding capital stock of or other equity interests in each such subsidiary except as set forth in Exhibit 21. Other than the subsidiaries referred to above, the Company does not own, directly or indirectly, any material shares of stock or any other material equity or long-term debt of any other corporation or have any material direct or indirect equity interest or ownership of long-term debt in any firm, partnership, joint venture, limited liability company, association or other entity, except as described in the Prospectus. The outstanding shares of capital stock of or other equity interests in the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as set forth in Schedule 4.7 hereto, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person and were not issued in violation of any preemptive or similar rights; and there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or instruments related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in any of the subsidiaries. As of June 30, 2002, other than as set forth on Annex D, the Company did not have any subsidiaries that constitute "significant subsidiaries" as defined in Section 1-02(w) of Regulation S-X.

            (viii) The statements set forth in the Prospectus, as of its date of issue, describing the capital stock and the Designated Shares and this Agreement and any Pricing Agreement, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects, and fairly present the information required to be presented.

            (ix) Each of the Company and its subsidiaries is in possession of and is operating in compliance with all franchises, grants, authorizations, licenses, certificates, permits, easements, consents, orders and approvals ("Permits") from all state, federal, foreign and other regulatory authorities, and has satisfied the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its subsidiaries lawfully to own, lease and operate their properties and conduct their businesses as described in the Prospectus, and, each of the Company and its subsidiaries is conducting its business in compliance with all of the laws, rules and regulations of each jurisdiction in which it conducts its business, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; each of the Company and its subsidiaries has filed all notices, reports, documents or other information ("Notices") required to be filed under applicable laws, rules and regulations, in each case, with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, neither the Company nor any of its subsidiaries has received any notification from any court or governmental body, authority or agency, relating to the revocation or modification of any such Permit or, to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification ("Approvals") from such regulatory authority is needed to be obtained by any of them, in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals, individually or in the aggregate, would have a Material Adverse Effect.

            (x) Except to such extent as would not have a Material Adverse Effect, the Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon; all such tax returns are complete and correct in all material respects; all tax liabilities are adequately provided for on the books of the Company and its subsidiaries except to such extent as would not have a Material Adverse Effect; the Company and its subsidiaries have made all necessary payroll tax payments and are current and up-to-date in all material respects; and the Company and its subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company or its subsidiaries which, individually or in the aggregate, would have a Material Adverse Effect.

            (xi) Except as described in the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (xii) Except in each case such as would not have a Material Adverse Effect, or except in each case where such real property is pledged or mortgaged to secure borrowings described in the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple, or have valid ground leases, to all items of real property and good and marketable title to all personal property owned by them or disclosed to be owned by them in the Prospectus, in each case free and clear of all liens, encumbrances, restrictions and defects except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property; and any property held under lease or sublease by the Company or any of its subsidiaries is held under valid, duly authorized, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; the Company and its subsidiaries have title insurance on all real properties described in the Prospectus as having been financed by them pursuant to a mortgage loan in an amount at least equal to the aggregate principal amount of each such mortgage loan or in an amount at least equal to the aggregate acquisition price paid by the Company or its subsidiaries for such properties and the cost of construction of the improvements located on such properties; and neither the Company nor any of its subsidiaries has any notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or any of its subsidiaries rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its subsidiaries' rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof. To the knowledge of the Company, no lessee of any portion of any of the properties described in the Prospectus is in default under its respective lease and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any such lease, except such defaults that would, individually or in the aggregate, not have a Material Adverse Effect.

            (xiii) No labor disturbance exists with the employees of the Company or any of its subsidiaries or, to the Company's knowledge, is imminent which, individually or in the aggregate, would have a Material Adverse Effect. None of the employees of the Company or any of its subsidiaries is represented by a union and, to the knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Neither the Company nor any of its subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, or the rules and regulations thereunder, which might, individually or in the aggregate, result in a Material Adverse Effect.

            (xiv) The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company and its subsidiaries would have any liability; the Company and its subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations thereunder (the "Code") for failure to meet minimum funding standards; and to the Company's knowledge, each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and, to the Company's knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (xv) Except as set forth in the Prospectus, the Company and its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors' and officers' insurance, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it and its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (xvi) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default or violation with respect to its articles of incorporation or by-laws (or code of regulations). Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders or decrees to which it is subject, including, without limitation, Section 13 of the 1934 Act, which default or violation, individually or in the aggregate, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has, at any time during the past five years, (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

            (xvii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, or any lessee, sublessee or operator of any such property or portion thereof is a party, that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect or which would materially and adversely affect the consummation of the transactions contemplated hereby or which is required to be disclosed in the Prospectus; to the Company's knowledge, no such proceedings are threatened or contemplated. Neither the Company nor any of its subsidiaries has, nor, to the Company's knowledge, any seller, lessee, sublessee or operator of any such properties, or portion thereof or any previous owner thereof has, received from any governmental authority notice of any material violation of any municipal, state or federal law, rule or regulation (including without limitation any such law, rule or regulation applicable to the hotel lodging industry) and including federal, state or local law or regulation relating to human health or safety or the environment or hazardous substances or materials concerning such properties that has not been cured to the complete satisfaction of applicable regulatory authorities, and neither the Company nor any of its subsidiaries knows of any such violation, or any factual basis, occurrence or circumstance that would give rise to a valid claim under or pursuant to any such laws, rules or regulations which would, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Prospectus, none of the property owned or leased by the Company or any of its subsidiaries is contaminated in any material respect with any waste or hazardous substances, and neither the Company nor any of its subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 ET SEQ. Neither the Company nor any of its subsidiaries, nor, to the Company's knowledge, any seller, lessee, sublessee or operator of any such property, or portion thereof, has received from any governmental authority any written notice of any condemnation of or zoning change that remains outstanding or unresolved to the complete satisfaction of any applicable regulatory authorities affecting such properties, or any part thereof and the Company does not know of any such condemnation or zoning change which is threatened and which if consummated would have a Material Adverse Effect. No contract or document of a character required to be described in the Registration Statement, the Prospectus or any document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or any document incorporated therein is not so described, filed or incorporated by reference as required.

            (xviii) The Company is not and, after giving effect to the offering and sale of the Depositary Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

            (xix) The accounting firms which have certified the financial statements filed with or incorporated by reference in and as a part of the Registration Statement, are (or were at the time) independent public accounting firms within the meaning of the 1933 Act and the 1933 Act Rules and Regulations. The consolidated financial statements and schedules of the Company, including the notes thereto, filed with or incorporated by reference and as a part of the Registration Statement or Prospectus, present fairly in all material respects the financial condition of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in financial position and consolidated statements of cash flow for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise disclosed therein. All adjustments necessary for a fair presentation of results for such periods have been made. The selected financial data included or incorporated by reference in the Registration Statement and Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements. Any operating or other statistical data included or incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the 1933 Act and the 1933 Act Rules and Regulations and present fairly in all material respects the information shown therein.

            (xx) No holder of any security of the Company has any right to require registration of Depositary Shares or any other security of the Company because of the filing of the Registration Statement, the execution of a Pricing Agreement, or the consummation of the transactions contemplated hereby. No person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Depositary Shares. Except for this Agreement and any applicable Pricing Agreement, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company, its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Depositary Shares pursuant to a Pricing Agreement.

            (xxi) The Company has not distributed and, prior to the later to occur of (i) the Closing Date or the Option Closing Date, if any, relating to a particular issuance of Designated Shares and (ii) completion of the distribution of the Designated Shares, will not distribute, any offering material in connection with the offering and sale of the Designated Shares other than the Registration Statement, the Prospectus Supplement, Preliminary Prospectus or the Prospectus relating to such issuance.

            (xxii) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's Depositary Shares, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

            (xxiii) (i) The Company is organized and operates in conformity with the requirements for qualification as a real estate investment trust ("REIT") under Sections 856 and 857 of the Code, (ii) the Company qualified as a REIT for all taxable years prior to 2002, and (iii) the Company's method of operation will enable it to meet the requirements for taxation as a REIT under the Code for 2002 and all subsequent taxable years, and the Company intends to qualify as a REIT for all such years. With respect to the Company's qualification as a REIT for its taxable years ended December 31, 2000 and December 31, 2001, the Company did not meet the requirements of Section 856(c)(2) of the Code for such taxable years. Pursuant to Section 856(c)(6) of the Code, the Company shall be considered to have satisfied the requirements of Sections 856(c)(2) for its taxable years 2000 and 2001 because (A) the nature and amount of each item of its gross income described in such Section is set forth in a schedule attached to its income tax return for such taxable years; (B) the inclusion of any incorrect information in the schedule referred to in (A) was not due to fraud with the intent to evade tax; and (C) the failure to meet the requirements of Section 856(c)(2) was due to reasonable cause and not due to willful neglect.

            (xxiv) Except as described in the Prospectus, neither the Company nor any of its subsidiaries has either given or received any communication regarding the termination of, or intent not to renew, any of the leasehold interests of lessees in the Company's and its subsidiaries' properties held under lease, any property managing or operating agreement or any other agreement between the Company or its subsidiaries and the operators of its properties or facilities, and no such termination or non-renewal has been threatened by the Company, any of its subsidiaries or, to the Company's knowledge, any other party to any such lease, other than as would not have, individually or in the aggregate, a Material Adverse Effect.

            (xxv) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers or stockholders of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

            (xxvi) All the securities of the Company issued since November 1, 1997 were issued and sold in compliance with all applicable federal and state securities laws, other than as would not have, individually or in the aggregate, a Material Adverse Effect.


         (b) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each of the Underwriters as to the matters covered thereby.

         5. ADDITIONAL COVENANTS. The Company covenants and agrees with the several Underwriters that:

         (a) The Company will timely transmit copies of the Prospectus, and any amendments or supplements thereto, or a term sheet or abbreviated term sheet, as applicable, to the SEC for filing pursuant to Rule 424(b) of the 1933 Act Rules and Regulations.

         (b) The Company will deliver to the Underwriters, or in the case of multiple Underwriters, the Representatives, as soon as practicable after the date of this Agreement as many copies of the Prospectus (including all documents incorporated by reference therein) as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act; the Company will promptly advise the Underwriters of any request of the SEC for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and of the issuance by the SEC or any state or other jurisdiction or other regulatory body of any stop order under the 1933 Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the qualification or registration of the Depositary Shares for offering or sale in any jurisdiction, and of the institution or threat of any proceedings therefor, of which the Company shall have received notice or otherwise have knowledge prior to the completion of a particular distribution of Designated Shares; and the Company will use its reasonable best efforts to prevent the issuance of any such stop order or other order and, if issued, to secure the prompt removal thereof.

         (c) After the date of the Pricing Agreement relating to an issuance of Designated Shares and prior to the Closing Date relating to that particular issuance of Designated Shares, the Company will not file any amendment or supplement to the Registration Statement, the Prospectus (or any other prospectus relating to the Depositary Shares filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)) and will not file any document under the 1934 Act before the termination of the offering of the Designated Shares by the Underwriters if the document would be deemed to be incorporated by reference into the Registration Statement or the Prospectus, of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected or which is not in compliance with the 1933 Act Rules and Regulations; and the Company will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

         (d) During the period when the Prospectus relating to any of the Designated Shares is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will comply, at its own expense, with all requirements imposed by the 1933 Act and the 1933 Act Rules and Regulations, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Designated Shares during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

         (e) If, during the period when the Prospectus relating to any of the Designated Shares is required to be delivered under the 1933 Act by any Underwriter or dealer, (i) any event relating to or affecting the Company or of which the Company shall be advised in writing by the Underwriters, or in the case of multiple Underwriters, the Representatives, shall occur as a result of which, in the opinion of the Company or the Underwriters, or in the case of multiple Underwriters, the Representatives, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act or the 1934 Act Rules and Regulations, the Company will forthwith at its expense prepare and file with the SEC, and furnish to the Underwriters, or in the case of multiple Underwriters, the Representatives, a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance. Each time the Registration Statement or the Prospectus is amended or supplemented in accordance with this
Section 5(e) and such amendment or supplement sets forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus (except with respect to offerings of securities not pursuant to this Agreement), the Company shall cause its independent public accountants forthwith to furnish you with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 6(e), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or Prospectus as amended or supplemented to the date of such letter; provided, however, that each time amended or supplemental financial information is incorporated by reference in the Prospectus to the Company's Quarterly Report on Form 10-Q or a Current Report on Form 8-K, the letter required to be delivered pursuant to this Section 5(e) shall be delivered to you only upon reasonable request.

         (f) From time to time as requested by the Underwriters, or in the case of multiple Underwriters, the Representatives, and during the period when the Prospectus relating to the Designated Shares is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying Designated Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or shall be required to qualify as a dealer in securities or to file a general consent to service of process under the laws of any jurisdiction.

         (g) In accordance with Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations, the Company will make generally available to the holders of Designated Shares, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158) of the Pricing Agreement.

         (h) The Company will file timely all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act. The Company will furnish to its security holders annual reports containing financial statements audited by independent public accountants.

         (i) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing through 30 days after the Closing Date (and, if applicable, the Option Closing Date) relating to such Designated Shares, the Company will not, without the prior written consent of the Underwriters, or in the case of multiple Underwriters, the Representatives, offer for sale, sell or enter into any agreement to sell, grant any option for the sale of, or otherwise dispose of, or publicly announce an intention to effect any such transactions, in any of the depositary shares or any preferred shares ranking on parity with or superior to the Depositary Shares or the preferred shares underlying the Depositary Shares, except for the Designated Shares.

         (j) The Company will apply the proceeds from the sale of the Depositary Shares as set forth in the description under "Use of Proceeds" in the Prospectus, as amended or supplemented, which description complies and will comply in all respects with the requirements of Item 504 of Regulation S-K.

         (k) The Company will promptly provide you with copies of all correspondence to and from, and all documents issued to and by, the SEC in connection with the registration of the Depositary Shares, or any other securities registered by the Company in connection therewith under the 1933 Act.

         (l) After the date of the Pricing Agreement and prior to the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares, the Company will furnish to you, as soon as they have been prepared, and prior to any filing with the SEC or public disclosure, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

         (m) After the date of the Pricing Agreement and prior to the Closing Date (and, if applicable, the Option Closing Date) relating to any particular issuance of Designated Shares, the Company will not issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Depositary Shares, without your prior written consent.

         (n) The Company will use its reasonable best efforts to obtain approval for, and maintain the listing of the Designated Shares on, the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities listed or included on the NYSE.

         (o) The Company and its subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's authorization, (2) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its subsidiaries, (3) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (4) the recorded accounts of the assets of the Company and its subsidiaries are compared with existing assets at reasonable intervals.

         (p) If the Company elects to rely on Rule 462(b) under the 1933 Act for the sale of any Designated Shares pursuant to a Pricing Agreement, the Company shall both file an Abbreviated Registration Statement with the SEC in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act by the earlier of (i) 9:00 p.m., St. Louis time, on the date of the applicable Pricing Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

         (q) If at any time during the 90-day period after the date of the Pricing Agreement of any particular issuance of Designated Shares, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Depositary Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith consult with you concerning the issuance of a press release or other public statement, responding to or commenting on such rumor, publication or event, provided, that nothing herein shall prevent the Company from complying with the Company's disclosure or other obligations, in the Company's sole judgment, under the federal securities laws or the NYSE listing rules.

         (r) The Company will continue to qualify as a REIT under the Code for the 2002 taxable year.

         (s) During the period beginning from the date of the Pricing Agreement for a particular issuance of Designated Shares and continuing through the Closing Date (and, if applicable, the Option Closing Date) relating to such Designated Shares, the Company agrees to not, and to use its reasonable best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any security of the Company, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of Depositary Shares other than pursuant to this Agreement or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Designated Shares under any Pricing Agreement shall be subject to the accuracy, as of the date of the Pricing Agreement and as of the Closing Date (and, if applicable, the Option Closing
Date) relating to that particular issuance of Designated Shares, of the representations and warranties of the Company contained herein, to the performance by the Company of its covenants and obligations hereunder, and to the following additional conditions:

         (a) If the Registration Statement has not previously become effective, the Registration Statement and all post-effective amendments theretofore filed shall have become effective not later than 1:00 p.m., St. Louis time, on the date of the Pricing Agreement, or at such later date and time as may be approved by the Underwriters, or in the case of multiple Underwriters, the Representatives; if the Company has elected to rely on Rule 462(b) under the 1933 Act, the Abbreviated Registration Statement shall have become effective not later than the earlier of (x) 9:00 p.m. St. Louis time, on the date of the Pricing Agreement, or (y) at such later date and time as may be approved by the Underwriters, or in the case of multiple Underwriters, the Representatives. All filings required by Rule 424 and Rule 430A of the 1933 Act Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened or contemplated by the SEC, and any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

         (b) No Underwriter shall have advised the Company on or prior to the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares, that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) On the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares, you shall have received one or more opinions of counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date) for such Designated Shares, in substantially the forms of Annex B and Annex C.

         In rendering the opinion, such counsel may rely, (1) as to matters involving the application of laws of any jurisdiction other than Ohio or the United States, upon opinions addressed to the Underwriters of other counsel satisfactory to it and Bryan Cave LLP, and (2) as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company, provided, in either case, that such counsel shall state in their opinion that they believe that and the Underwriters are justified in relying thereon, and (3) as to the date of qualification of the Company and its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate governmental officials, telephonic confirmation by representatives of such states or confirmation from information contained on websites of such states.

         Such counsel shall also confirm that during the preparation of the Registration Statement and Prospectus, such counsel participated in conferences with officers and representatives of the Company and its independent accountants, at which conferences the contents of the Registration Statement and the Prospectus were discussed, reviewed and revised. Such counsel shall also confirm that such counsel regularly reviews the Company's periodic and current reports prior to filing with the SEC. On the basis of the information which was developed in the course of the preparation of the Registration Statement and Prospectus and review of the Company's periodic and current reports, considered in light of such counsel's understanding of applicable law and the experience gained by such counsel through their practice thereunder, without such counsel assuming responsibility for the accuracy and completeness of such statements except to the extent expressly provided above, such counsel shall confirm that nothing came to their attention that would lead them to believe that either the Registration Statement (including any document filed under the 1934 Act and deemed incorporated by reference therein), as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Prospectus or any amendment or supplement thereto (including any document filed under the 1934 Act and deemed incorporated by reference therein) as of its respective issue date and as of the Closing Date (or, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements or other financial data as to which such counsel need express no opinion).

         (d) You shall have received on the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares, from Bryan Cave LLP, counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares with respect to such matters as you may reasonably require; and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to review or pass on the matters referred to in this Section 6 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

         (e) On the date of the applicable Pricing Agreement and on the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares, you shall have received from Deloitte & Touche LLP, a letter or letters, dated the date of the applicable Pricing Agreement and the Closing Date (and, if applicable, the Option Closing Date) relating to that particular issuance of Designated Shares, respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Rules and Regulations, and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in the Registration Statement and Prospectus.

         (f) Except as contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, or entered into any transactions, and there shall not have been any change in the capital stock or short-term or long-term debt of the Company and its subsidiaries or any change, or any development involving or which might reasonably be expected to involve a prospective change in the condition (financial or other), net worth, business, affairs, management, results of operations or cash flow of the Company or its subsidiaries, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares being delivered on such Closing Date (and, if applicable, the Option Closing Date) relating to that particular issuance of Designated Shares on the terms and in the manner contemplated in the Prospectus.

         (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or the establishing on such exchange by the SEC or by such exchange, or market, of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE or the establishing on such exchange by the SEC or by such exchange of minimum or maximum prices which are not in force and effect on the date hereof; (iii) a general moratorium on commercial banking activities declared by either federal or any State of New York authorities; (iv) the outbreak or escalation of hostilities or terrorism involving or affecting the United States or the declaration by the United States of a national emergency or war, which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares in the manner contemplated in the Prospectus; or (v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares in the manner contemplated in the Prospectus.

         (h) You shall have received certificates, dated the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares and signed by the President and the Chief Financial Officer of the Company, in their capacities as such, stating that:

             (i) the condition set forth in Section 6(a) has been fully satisfied;

             (ii) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and all documents incorporated by reference therein and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto or any documents incorporated by reference therein as of their respective effective, issue or filing dates, contained, or the Prospectus as amended or supplemented and all documents incorporated by reference therein and when read together with the documents incorporated by reference therein, at such Closing Date, contains, any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

             (iii) since the date of the applicable Pricing Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth and there has been no document required to be filed under the 1934 Act and the 1934 Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

             (iv) all representations and warranties made herein by the Company are true and correct at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed or complied with by the Company on or prior to such Closing Date have been duly performed and complied with by the Company;

             (v) except as disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, other than in the ordinary course of business, or entered into any transactions not in the ordinary course of business, which in either case are material to the Company or such subsidiary; and there has been no dividend or distribution of any kind, paid or made by the Company on any class of its capital stock; and

             (vi) covering such other matters as you may reasonably request.

         (j) The Company shall have furnished to you at the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares such further information, opinions, certificates, letters and documents as you may have reasonably requested.

         (k) The Designated Shares shall have been approved for trading upon official notice of issuance on the New York Stock Exchange.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and to Bryan Cave LLP, counsel for the Underwriters, in the exercise of reasonable judgment.

         If any of the conditions specified above in this Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) relating to a particular issuance of Designated Shares or waived by you in writing, the Pricing Agreement may be terminated by you on notice to the Company.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter from and against any losses, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Prospectus Supplement, Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Depositary Shares, or any amendment or supplement thereto, or in any blue sky application or other document executed by the Company or based on any information furnished in writing by the Company, filed in any state or other jurisdiction in order to qualify any or all of the Depositary Shares under the securities laws thereof (the "Blue Sky Application"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement made by the Company in Section 4 of this Agreement or in any representation or warranty by the Company to the Underwriters of the failure by the Company to perform when and as required by any agreement or covenant contained herein and will reimburse each Underwriter for any legal or other expenses incurred by such Underwriter in connection with investigating, preparing, pursuing or defending against any such loss, damage, liability or action or claim, including, without limitation, any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to the indemnified party, as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 7(d) hereof) any such settlement is effected with the written consent of the Company); provided, however, that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus Supplement, Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Depositary Shares, or any such amendment or supplement, in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by you, expressly for use in the preparation thereof (as provided in the Pricing Agreement).

            The foregoing indemnity agreement with respect to any Prospectus Supplement, Preliminary Prospectus, Registration Statement, or Prospectus shall not inure to the benefit of any Underwriter (or its officers and employees or any person who controls such Underwriter within the meaning of the 1933 Act) from whom the person asserting any such loss, claims, damages or liabilities purchased Depositary Shares if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Depositary Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; provided, that the Company has complied with its obligation under Section 5(b) of this Agreement to provide copies of the Prospectus to such Underwriter and has so complied within a reasonable amount of time prior to written confirmation.

         (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company from and against any losses, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus Supplement, Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Depositary Shares, or any amendment or supplement thereto, or in any other document executed by the Company, or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Prospectus Supplement, Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Depositary Shares, or any such amendment or supplement, or other document executed by the Company, in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by you, or by any Underwriter through you, expressly for use in the preparation thereof (as provided in the Pricing Agreement), and will reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 7(d) hereof) any such settlement is effected with the written consent of the Underwriters.

         (c) Promptly after receipt by an indemnified party under Section 7(a) or 7(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under Section 7(a) or 7(b) hereof, notify each such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any such indemnified party otherwise than under Section 7(a) or 7(b) hereof. In case any such action shall be brought against any such indemnified party and it shall notify each indemnifying party of the commencement thereof, each such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 7(a) or 7(b) hereof similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 7(a) or 7(b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel reasonably satisfactory to such indemnified party to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne, and shall be paid as incurred, by the indemnifying party. If at any time such indemnified party shall have requested such indemnifying party under Section 7(a) or 7(b) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a) or 7(b) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to indemnify or hold harmless an indemnified party under Section 7(a) or 7(b) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 7(a) or 7(b) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the offering of the Designated Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c) hereof and such indemnifying party was prejudiced in a material respect by such failure, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by, as applicable, the Company, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault, as applicable, of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of the Underwriters in this Section 7(d) to contribute are several in proportion to their respective underwriting obligations with respect to the Designated Shares and are not joint.

         (e) The obligations of the Company under this Section 7 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative and to each person, if any, who controls any Underwriters within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company who signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the 1933 Act.


         8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. The respective representations, warranties, agreements and statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain operative and in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Depositary Shares hereunder.

         9. TERMINATION. (a) A Pricing Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 7 and 10 hereof.

         (b) A Pricing Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in Section 6 hereof shall not have been satisfied at or prior to the Option Closing Date.

         (c) This Agreement may be terminated at any time by the Company or you upon the giving of written notice of such termination, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Pricing Agreement, and the termination of any Pricing Agreement shall not require termination of this Agreement.

         If you terminate a Pricing Agreement as provided in Sections 9(a) or 9(b) or terminate this Agreement as provided in Section 9(c), you shall notify the Company by telephone or telegram, confirmed in writing as provided in
Section 11.

         10. COSTS AND EXPENSES. The Company, whether or not the transactions contemplated hereby are consummated or this Agreement or any Pricing Agreement is terminated, will bear and pay the costs and expenses incident to the registration of the Depositary Shares and public offering thereof, including, without limitation, (a) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several Underwriters of the Depositary Shares, the filing fees of the SEC, and the fees and expenses of the Company's counsel and accountants, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Prospectus Supplement, Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, (c) the furnishing of copies of such documents to the Underwriters, (d) the registration or qualification of the Designated Shares for offering and sale under the securities laws of the various states and other jurisdictions, including the reasonable fees and disbursements of counsel to the Underwriters relating to such registration or qualification and in connection with preparing any Blue Sky Memoranda or related analysis, (e) all printing and engraving costs related to preparation of the certificates for the Depositary Shares, including transfer agent and registrar fees, (f) all fees and expenses relating to the authorization of the Depositary Shares and the Designated Shares for trading on the NYSE, (g) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Depositary Shares (except for ground transportation), and (h) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Depositary Shares; provided, that the Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (except as specifically provided in this Section 10(d)), the Underwriters' out-of-pocket expenses, and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Depositary Shares.

         11. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Director, Corporate Finance, facsimile number (314) 955-4775, with a copy to Bryan Cave LLP, attention: J. Mark Klamer, facsimile number (801) 751-0631, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio 44115, facsimile number 216-430-1201, attention: Shereen P. Jones, with a copy to Robert A. Weible, Baker & Hostetler LLP, 3200 National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114, facsimile number 216-696-0740.

         12. PARTIES. This Agreement and each Pricing Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and, to the extent provided in Sections 7 and 8, the officers and directors of the Company and each person who controls the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Depositary Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

         In the case of multiple Underwriters for a particular offering pursuant to a Pricing Agreement, in all dealings hereunder, you, and any other Underwriter so designated as a Representative in the Pricing Agreement, shall act on behalf of each of the several Underwriters, and the parties to the Pricing Agreement shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you jointly or by A.G. Edwards & Sons, Inc. on behalf of you, and any other Representatives, as the Representatives, as if the same shall have been made or given in writing by the Underwriters.

         13. SUBSTITUTION OF UNDERWRITERS. (a) If any Underwriter shall default in its obligation to purchase the Designated Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Designated Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Designated Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or parties reasonably satisfactory to you to purchase such Designated Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Designated Shares, or the Company notifies you that it has so arranged for the purchase of such Designated Shares, you or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 9 with like effect as if such person had originally been a party to the applicable Pricing Agreement with respect to such Designated Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Designated Shares of a defaulting Underwriter or Underwriters made by you and the Company as provided in subsection (a) above, the aggregate number of Designated Shares which remains unpurchased does not exceed one-eleventh of the total Designated Shares to be sold on the Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the Designated Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Designated Shares which such Underwriter agreed to purchase in the applicable Pricing Agreement) of the Designated Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Designated Shares of a defaulting Underwriter or Underwriters made by you and the Company as provided in subsection (a) above, the number of Designated Shares which remains unpurchased exceeds one-eleventh of the total Designated Shares to be sold on the Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriters to purchase Designated Shares of the defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Option Closing Date, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company except for the expenses to be borne by the Company and the Underwriters as provided in Section 11 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         14. MISCELLANEOUS. The Underwriters shall not advertise or publish any document concerning the public offering of the Depositary Shares without the prior written consent and approval of the Company, which consent and approval shall not be unreasonably withheld.

         15. COUNTERPARTS. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. PRONOUNS. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

         17. TIME OF ESSENCE. Time shall be of the essence of the Pricing Agreement.

         18. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the choice of law or conflict of laws principles thereof.

         If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Underwriters.


                          BOYKIN LODGING COMPANY



                          By:   /s/ SHEREEN P. JONES
                              ---------------------------------------------
                          Name: Shereen P. Jones
                          Title: Executive Vice President, Chief Financial and
                                 Investment Officer




Accepted in St. Louis,
Missouri as of the date
first above written,

A.G. EDWARDS & SONS, INC.



By     /s/  MICHAEL L. ESSEX
  --------------------------------------
Name:  Michael L. Essex
Title: Vice President

                                     ANNEX A

                                PRICING AGREEMENT




                                                  October 1, 2002




A.G. EDWARDS & SONS, INC.
  as Representatives of the several Underwriters named in Schedule I hereto
c/o A.G. EDWARDS & SONS, INC.
One North Jefferson Avenue
St. Louis, Missouri 63103

Ladies and Gentlemen:

                  Boykin Lodging Company, an Ohio corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions, dated October 1, 2002 (the "Underwriting Agreement"), a copy of which is attached hereto, to issue and sell to A.G. Edwards & Sons, Inc. (the "Underwriters") and if applicable, to the firms named in Schedule I hereto (in such case, such firms and you shall be referred to as the "Underwriters"), the Depositary Shares of the Company set forth in Schedule II hereto (the "Designated Shares"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein.

                  Each reference to the "Registration Statement" in the Underwriting Agreement so incorporated by reference shall be deemed to refer to the Company's Registration Statement on Form S-3, File No. 333-39369.

                   Each reference to the Underwriters herein and in the provisions of the Underwriting Agreement Standard Provisions shall be deemed to refer to the firms named in Schedule I hereto. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement Standard Provisions shall be deemed to refer to A.G. Edwards & Sons, Inc.

                   Only the items, if any, expressly listed in Schedule II hereto constitute the information furnished by or on behalf of the Underwriters as such information is referred to in Section 4(a)(ii) and Section 7 of the Underwriting Agreement.

                  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree to purchase from the Company, at the time and place and at the purchase price set forth in
Schedule II hereto, the Designated Shares set forth in Schedule II hereto.

                  If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement among the Underwriters and the Company.



                              Very truly yours,

                              BOYKIN LODGING COMPANY



                              By   /s/ SHEREEN P. JONES
                                --------------------------------------
                              Name:  Shereen P. Jones
                              Title: Executive Vice President, Chief Financial
                                     and Investment Officer



Acceptance as of the date hereof:

A.G. EDWARDS & SONS, INC.
  as Representatives of the several Underwriters named in Schedule I hereto



By    /s/ MICHAEL L. ESSEX
  --------------------------------------
Name:  Michael L. Essex
Title: Vice President

                         SCHEDULE I TO PRICING AGREEMENT

Underwriters
------------

                                                    Number of Firm Shares
A.G. Edwards & Sons, Inc.                                       1,096,000
Legg Mason Wood Walker, Incorporated                              470,000
Friedman Billings Ramsey & Co., Inc.                              180,000
Wells Fargo Securities, LLC                                        54,000

Total                                                           1,800,000

                        SCHEDULE II TO PRICING AGREEMENT

DESIGNATED SHARES: Depositary Shares each representing 1/10 of a share in 10 1/2 % Class A Cumulative Preferred Shares, Series 2002-A, without par value, deposited with National City Bank, Cleveland, Ohio, as depositary, redeemable on or after October 7, 2007 at the option of the Company, with the terms as set forth in the Prospectus Supplement dated October 1, 2002.

NUMBER OF FIRM SHARES:

1,800,000 Depositary Shares each representing 1/10 of a share in 10 1/2 % Class A Cumulative Preferred Shares, Series 2002-A, without par value, deposited with National City Bank, Cleveland, Ohio, as depositary, redeemable on or after October 7, 2007 at the option of the Company, with the terms as set forth in the Prospectus Supplement dated October 1, 2002.

NUMBER OF OPTION SHARES:

270,000 Depositary Shares each representing 1/10 of a share in 10 1/2 % Class A Cumulative Preferred Shares, Series 2002-A, without par value, deposited with National City Bank, Cleveland, Ohio, as depositary, redeemable on or after October 7, 2007 at the option of Company, with the terms as set forth in the Prospectus Supplement dated October 1, 2002.

PRICE TO PUBLIC:

$25 per share, total price $45,000,000 (without Option Shares)

PURCHASE PRICE BY THE UNDERWRITERS:

$24.2125 per share; $0.7875 underwriting discount per share
Underwriting discount total:  $1,417,500
Discount with overallotment:  $1,630,125

CLOSING DATE:

October 7, 2002

DIVIDENDS:

Dividends will be cumulative from the date of issuance and are payable quarterly, starting January 15, 2003 at the rate of 10 1/2% of the initial liquidation preference per annum, or $26.25 per preferred share (or $2.625 per Depositary Share).

LIQUIDATION PREFERENCE:

The liquidation preference is equivalent to $25 per Depositary Share, plus accumulated and unpaid dividends.

OTHER TERMS:

Proceeds to the Company (without Option Shares): $24.2125 per share; $43,582,500 total

Redeemable at the option of the Company on  or after October 7, 2007

See Prospectus Supplement of Company dated October 1, 2002

INFORMATION PROVIDED BY UNDERWRITERS:

Certain paragraphs of the underwriting section of the prospectus supplement, as follows:

1. The second paragraph under the first table on page S-43 that begins "The underwriters initially propose to offer the depositary shares.."

2.  The first, second, third and fourth full paragraphs on page S-44.

                                     ANNEX B

         (i) The Registration Statement and all post-effective amendments thereto have become effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) or otherwise has been made in the manner and within the time period required thereby; and, to the knowledge of such counsel, no stop or other order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the SEC.

         (ii) The Registration Statement and the Prospectus, and each amendment or supplement thereto (including any document incorporated by reference into the Prospectus), as of their respective effective or issue date, comply as to form in all material respects to the requirements for registration statements on Form S-3 under the 1933 Act and the applicable 1933 Act Rules and Regulations (except that such counsel expresses no opinion as to the financial statements, related schedules and other financial data included in or incorporated by reference into the Registration Statement or the Prospectus); the conditions for use of Form S-3 have been satisfied; and, as of the date they were filed with the SEC, the documents incorporated by reference in the Prospectus appear on their face to comply as to form in all material respects with the requirements of the 1934 Act and the applicable 1934 Act Rules and Regulations, except for the untimely filing of two material contracts exhibits (the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and the Amendment of Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P.), which exhibits were filed with the SEC on Form 8-K on August 29, 2002 and which do not adversely affect the Company's eligibility to use Form S-3 for the offering of the Designated Shares (except that such counsel need express no opinion as to the financial statements, related schedules or other financial data included therein).

         (iii) Each of the Agreement and the Pricing Agreement have been duly authorized, validly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Exceptions and except to the extent the enforceability of the indemnification and contribution provisions of Section 7 of the Agreement may be limited by public policy considerations.

         (iv) The Company and the Company's subsidiaries set forth on Annex D hereto (each a "Significant Subsidiary" and collectively, "Significant Subsidiaries") are validly existing as corporations or other organizations in good standing under the laws of the states or other jurisdictions in which they are incorporated or organized, with full power and authority (corporate or similar power) to own, lease and operate their properties and to conduct their businesses as described in the Prospectus and, with respect to the Company, to execute and deliver, and perform the Company's obligations under, the Agreement. The Company and its Significant Subsidiaries are duly registered or qualified to transact business as foreign corporations or other organizations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such registration or qualification, except where the failure to be so registered or qualified, individually or in the aggregate, would not have a Material Adverse Effect. (Our opinions herein with respect to the Company's or any Significant Subsidiary's good standing and valid existence in any state or other jurisdiction and its registration or qualification to do business in such state or other jurisdiction is based solely on a certificate of good standing issued by such state or jurisdiction, telephonic confirmation by a representative of such state or jurisdiction or confirmation from information contained on the website of such state or jurisdiction.) The Company and its subsidiaries have been duly incorporated or organized as corporations or other entities in the states of their incorporation or organization, except for Red Lion Inns Operating L.P. as to which we express no opinion.

         (v) All of the outstanding shares of capital stock or other securities evidencing equity ownership of each of the Company's Significant Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, to the knowledge of such counsel, except as set forth in the

Prospectus or on Exhibit 21 to the Company Annual Report on Form 10-K for the year ended December 31, 2001, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and, except as set forth on SCHEDULE A and except as provided in the Third Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P., are not the subject of any agreement or understanding with any person, and were not issued in violation of any preemptive or other similar rights arising by operation of law or under the Significant Subsidiary's articles of incorporation or other similar organizational document or agreement; and, to the knowledge of such counsel, except as disclosed in the Prospectus, or set forth on SCHEDULE A attached hereto, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale, or instruments related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for, any such shares of capital stock or other ownership interest of any of such subsidiaries.

         (vi) The issuance and sale of the Designated Shares including the issuance and sale of the Preferred Shares underlying the Designated Shares and the execution, delivery and performance by the Company of the Agreement, including the Pricing Agreement with respect to the Designated Shares, and the consummation of the transactions herein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except to such extent as, individually or in the aggregate, does not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Company's articles of incorporation or code of regulations or any statute, rule, regulation or other law, or any order or judgment known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

         (vii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required in connection with the execution, delivery and performance of the Agreement, and the issuance and sale of the Designated Shares, and the consummation of the transactions contemplated hereby, except such as may be required under the 1933 Act or the 1933 Act Rules and Regulations and have been obtained, or as may be required by the NYSE in connection with the purchase and distribution of the Designated Shares by the Underwriters, except that counsel expresses no opinion with regard to state securities or blue sky laws. Each of the Company and its subsidiaries has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable laws and regulations in connection with the issuance and sale of the Designated Shares, in each case with such exceptions, individually or in the aggregate, as would not affect the validity of the Designated Shares, their issuance or the transactions contemplated hereby or have a Material Adverse Effect.

         (viii) The Company has duly and validly authorized capital stock as set forth in the Prospectus; the Depositary Shares, when issued, will conform, as to legal matters, in all material respects to the description thereof in the Prospectus and the Preferred Shares underlying the Depositary Shares have been duly authorized, and when issued and paid for, will be validly issued, fully paid and non-assessable; and the Designated Shares to be sold by the Company have been duly authorized and, when delivered and paid for in accordance with the Agreement and any Pricing Agreement, will be validly issued, fully paid and non-assessable. All corporate action required to be taken by the Company for the authorization, issue and sale of the Designated Shares including the Preferred Shares underlying the Designated Shares has been duly and validly taken. The Designated Shares are duly authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE. The form of specimen certificate representing the Depositary Shares filed as an exhibit with the SEC is in due and proper form. The issuance of the Depositary Shares to be purchased from the Company under the Agreement is not subject to preemptive or other similar rights arising by operation of law or under the Company's articles of incorporation or code of regulations or, to our knowledge, any agreement, or any restriction upon the voting or transfer thereof (except as set forth in the Company's articles of incorporation) pursuant to applicable law or the code of regulations of the Company or any agreement, known to us, to which the Company or any of its subsidiaries is a party or by which any of them may be bound; and, to such counsel's knowledge, except as described in the Prospectus, or set forth on Schedule B, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for, the capital stock of, or other ownership interest in, the Company.

         (ix) To the knowledge of such counsel, the Company and each of its Significant Subsidiaries hold all Permits from all state, federal and other regulatory authorities, and have satisfied in all material respects the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its Significant Subsidiaries lawfully to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the knowledge of such counsel, each of the Company and its Significant Subsidiaries is conducting its business in compliance in all material respects with all of the laws, rules and regulations of each jurisdiction in which it conducts its business.

         (x) The statements made in the Form 8-K dated December 30, 1997, the Registration Statement and in the Prospectus under the captions "The Company," "Description of Preferred Shares," "Description of Depositary Shares," "Federal Income Tax Consequences," "ERISA Considerations," and under Item 15 of Part II of the Registration Statement, and in the Prospectus Supplement under the captions "Prospectus Supplement Summary," "Risk Factors," "The Company," "Corporate Governance," "Description of Class A Cumulative Preferred Shares, Series 2002-A and Depositary Shares," and "Federal Income Tax Considerations," and in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 under Items 1, 3, 11 and 13, to the extent that they constitute summaries of statutes, laws, ordinances, rules, regulations, legal or governmental proceedings, contracts and other documents referred to therein, have been reviewed by such counsel and fairly summarize and fairly present in all material respects the information called for by the 1933 Act and the 1933 Act Rules and Regulations.

         (xi) Neither the Company nor any of its Significant Subsidiaries is, or with the giving of notice or lapse of time or both would be, in default or violation with respect to its articles of incorporation or by-laws (or code of regulations). To the knowledge of such counsel, neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders or decrees to which it is subject, including, without limitation, Section 13 of the 1934 Act, which default or violation, individually or in the aggregate, would have a Material Adverse Effect.

         (xii) To the knowledge of such counsel, (A) there are no legal, governmental or regulatory proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of that the business or properties of the Company or any of its subsidiaries is the subject that are required to be disclosed which are not so disclosed in the Registration Statement and Prospectus; (B) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required; and (C) there are no statutes, ordinances, laws, rules or regulations required to be described in the Registration Statement or Prospectus which are not described as required.

         (xiii) The Company is not and, after giving effect to the offering and sale of the Designated Shares, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         (xiv) To the knowledge of such counsel, and except as disclosed in the Prospectus, no holder of any security of the Company has any right to require registration of the Depositary Shares or any other security of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated hereby and, except as disclosed in the Prospectus, no person has the right to require registration under the 1933 Act of any shares of the Depositary Shares or other securities of the Company, except as set forth on SCHEDULE C.

                                   SCHEDULE A

Second and Amended and Restated Limited Partnership Agreement of Shawan Road Hotel Limited Partnership, dated July 24, 1997, between Boykin Hunt Valley, L.L.C. and Hunt Valley Associates, LLC.

                                   SCHEDULE B

Stock Purchase Option Agreement, dated as of February 1, 1999, by and among the Company, Boykin Hotel Properties, L.P. and AEW Partners III, L.P.

Boykin Lodging Company Long Term Incentive Plan

Dividend Reinvestment and Optional Share Purchase Plan

                                   SCHEDULE C


Registration Rights Agreement, dated as of November 4, 1996, by and among Boykin Lodging Company and certain holders of securities of Boykin Lodging Company


Registration Rights Agreement, dated as of February 1, 1999, by and between Boykin Lodging Company and AEW Partners III, L.P.

Registration Rights Agreement, dated as of January 1, 2002, between Boykin Lodging Company and JABO LLC

                                     ANNEX C





Boykin Lodging Company
Terminal Tower, Suite 1500
50 Public Square
Cleveland, Ohio 44113-2258

                  Re:  Status as a REIT

Ladies and Gentlemen:

                  In connection with the prospectus supplement and prospectus (the "Prospectus") being filed by you on the date hereof with the Securities and Exchange Commission, you have requested our opinion regarding whether Boykin Lodging Company (the "Company") has qualified as a real estate investment trust ("REIT") for its taxable years ended December 31, 1996 through December 31, 2001, has been organized in conformity with the requirements for qualification as a REIT, and whether its method of operation has enabled the Company to meet, and will enable it to continue to meet, the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). This opinion is conditioned upon certain representations made by the Company as to factual matters as set forth in the Prospectus and the registration statements on Forms S-3 and S-11 previously filed with the Securities and Exchange Commission (the "Registrations"). In addition, the Company has provided a representation letter and certificate ("Representation Letter") certifying, among other items, that it has made a timely election to be taxed as a REIT under the Code commencing with its initial taxable year ended December 31, 1996, and that commencing with the first taxable year that the Company has elected to be taxed as a REIT, the Company has operated and will continue to operate in accordance with the terms and provisions of its Articles of Incorporation and in accordance with the method of operation described in the Prospectus and the Registrations.

                  Based on such representations, it is our opinion that the Company has qualified as a REIT for its taxable years ended December 31, 1996 through December 31, 2001, the Company is organized in conformity with the requirements for qualification as a REIT, and the Company's current and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ended December 31, 2002 and for all future taxable years. With respect to our opinion that the Company has qualified as a REIT for its taxable years ended December 31, 2000 and December 31, 2001, we note that the Company did not meet the requirements of
Section 856(c)(2) of the Code for such taxable years. Pursuant to Section 856(c)(6) of the Code, the Company nevertheless is considered to have satisfied the requirements of Sections 856(c)(2) for its taxable years 2000 and 2001 if
(A) the nature and amount of each item of its gross income described in such
Section is set forth in a schedule attached to its income tax return for such taxable years; (B) the inclusion of any incorrect information in the schedule referred to in (A) is not due to fraud with intent to evade tax; and (C) the failure to meet the requirements of Section 856(c)(2) is due to reasonable cause and not due to willful neglect (collectively, the "Cure Provisions"). We are of the opinion that for the taxable years ended December 31, 2000 and December 31, 2001, the Company satisfied the Cure Provisions, and accordingly, the Company will be deemed to have satisfied the requirements of Section 856(c)(2) for such taxable years.

                  This opinion is based on various statutory provisions and regulations promulgated thereunder, in effect on the date hereof, and the interpretations of such provisions and regulations by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively. Also, any variation from the factual statements set forth in the Prospectus, the Registrations or the Representation Letter may affect the conclusions stated herein. Moreover, the Company's qualification and taxation as a REIT depends upon the Company's ability to meet, through actual annual operating results, distribution levels and diversity of stock ownership, the various qualification tests imposed under the Code, the results of which will not be reviewed by Baker & Hostetler LLP. Accordingly, no assurance can be given that the actual results of the Company's operations for any one taxable year will satisfy such requirements. We wish to point out that our opinion is not binding on the Internal Revenue Service and, without limiting our opinion, we note that there can be no assurance that all of the requirements for qualification as a REIT for any particular taxable year have in fact been met until the return for such taxable year has been reviewed by the Internal Revenue Service or the period for such review has expired.

                  This opinion is limited to the federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or to any issues arising under the tax laws of any state or locality. We undertake no obligation to update the opinions expressed herein after the date of this letter. This opinion is rendered to the addressee of this letter solely for the purpose referred to in the first paragraph hereof, and may not be relied on or referred to by any other person or entity or by any addressee for any other purpose without the express written consent of this Firm. We hereby consent to the filing of this opinion as an Exhibit to the Prospectus.


                                                     Very truly yours,




                                                     Baker & Hostetler LLP

                                     ANNEX D

Boykin Hotel Properties LP
Red Lion Inns Operating LP
Boykin Holding LLC
Boykin Buffalo LLC
Boykin Berkeley LLC
Bellboy, Inc.
French Lick Leasing LLC
Buffalo Leasing LLC
Westboy LLC
Shawan Road Hotel Limited Partnership
Boykin Kansas City LLC
Beachboy LLC

                                  SCHEDULE 4.7

PLEDGES OF INTERESTS IN SUBSIDIARIES:

1. Security Agreement - Pledge and Assignment of Membership Interests, dated July 31, 2001, by and between Boykin Hotel Properties, L.P. and Concord Lodging Investment Partners (Lyndhurst) LLC and Nationwide Life Insurance.

JOINT VENTURES CONTAINING RESTRICTIONS ON TRANSFER OF INTERESTS IN SUBSIDIARIES:

1. Limited Partnership Agreement of Boystar Ventures, L.P., dated July 15, 1997, between Boykin Hotel Properties, L.P. and Capstar BK Company L.L.C.

2. Second Amended and Restated Limited Partnership Agreement of Shawan Road Hotel Limited Partnership, dated July 24, 1997, between Boykin Hunt Valley, L.L.C. and Hunt Valley Associates, L.L.C.

3. Operating Agreement of Boykin San Diego, L.L.C., dated November 7, 1997, between Boykin Hotel Properties, L.P. and OLS San Diego, LLC.

4. Limited Liability Company Agreement of Boykin/AEW LLC, dated February 1, 1999, between AEW Partners III, L.P. and Boykin Hotel Properties, L.P.

5. Operating Agreement of BoyCon L.L.C., dated May 1, 2001, between Boykin Hotel Properties, L.P. and Concord Lodging Investment Partners (Lyndhurst) LLC, as amended.